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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K/A
                           CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         DECEMBER 22, 1999


                             SOLUTIA INC.
                             ------------
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                              DELAWARE
                              --------
                      (STATE OF INCORPORATION)



          001-13255                              43-1781797
          ---------                              ----------
          (COMMISSION                            (IRS EMPLOYER
          FILE NUMBER)                           IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI  63166-6760
---------------------------------------------------------------  ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                           (314) 674-1000
                           --------------
         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE




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        Solutia Inc. (Solutia) hereby files Amendment No. 1 to its Form
8-K filed on January 4, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements of Business Acquired

             (i) Financial statements of Viking Resins Group Holdings B.V. and subsidiaries, as of and for the nine months ended September 30, 1999, together with the related Independent Auditors' Report, attached as Exhibit 99.1 and incorporated by reference.

        (b)  Pro Forma Financial Information

             (i) Unaudited Pro Forma Combined Condensed Statement of Financial Position as of September 30, 1999, including notes thereto.

             (ii) Unaudited Pro Forma Combined Condensed Statements
                  of Income for the year ended December 31, 1998, and the nine months ended September 30, 1999, including notes thereto.

        (c)  Exhibits

             See the Exhibit Index attached hereto and incorporated herein by reference.





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      Unaudited Pro Forma Combined Condensed Financial Statements


The following unaudited pro forma combined condensed financial statements give effect to the acquisition of Viking Resins Group Holdings
B.V. and subsidiaries (Viking Resins) using the purchase method of accounting, after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma combined condensed financial statements. The unaudited pro forma combined condensed financial statements were prepared from, and should be read in conjunction with:

        (a) The historical financial statements of Solutia Inc. for the periods ended September 30, 1999, and December 31, 1998; and,

        (b) The historical financial statements of Viking Resins for the nine months ended September 30, 1999, attached to this Form 8-K/A as Exhibit 99.1 and incorporated by reference.

It is necessary to present the unaudited pro forma combined condensed financial information with cautions as to its interpretations and usefulness. The purchase price allocations are based on preliminary assumptions and are subject to revision. Accordingly, it is probable that purchase accounting adjustments will differ from the pro forma adjustments. The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition of Viking Resins by Solutia had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position of Solutia. Further, the unaudited pro forma combined condensed financial information does not reflect any benefits or synergies that are expected to result from the acquisition.

The Unaudited Pro Forma Combined Condensed Statement of Financial Position gives effect to the acquisition as if it had occurred on September 30, 1999, combining the statement of consolidated financial position for Solutia as of September 30, 1999, and the consolidated balance sheet for Viking Resins as of September 30, 1999. The Unaudited Pro Forma Combined Condensed Statements of Income give effect to the acquisition as if it had occurred at the beginning of the earliest period presented, combining the results of Solutia for the year ended December 31, 1998, and the nine months ended September 30, 1999, with the results of Viking Resins for the year ended December 31, 1998, and the nine months ended September 30, 1999, respectively.

In the fourth quarter of 1999, Solutia issued approximately $669 million of commercial paper to finance the acquisition of Viking Resins. For purposes of the unaudited pro forma combined condensed financial statements, this commercial paper is assumed to be outstanding during the periods presented.



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
                          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF FINANCIAL POSITION
                                                 AS OF SEPTEMBER 30, 1999
                                                  (DOLLARS IN MILLIONS)
                                                                  HISTORICAL
                                                           --------------------------
                                                                            VIKING       PRO FORMA            PRO FORMA
                                                            SOLUTIA         RESINS      ADJUSTMENTS            COMBINED
                                                           ------------------------------------------------------------
                   ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                   $    7           $ 55          $  --               $   62
Trade receivables                                              442             90             --                  532
Miscellaneous receivables and prepaid expenses                 131              8             --                  139
Deferred income tax benefit                                    103             --             --                  103
Inventories                                                    337             59              1 <F3>             397
                                                            ------           ----          -----               ------
TOTAL CURRENT ASSETS                                         1,020            212              1                1,233

NET PROPERTY, PLANT AND EQUIPMENT                            1,094            189             26 <F3>           1,309
INVESTMENTS IN AFFILIATES                                      396              8             --                  404
LONG-TERM DEFERRED INCOME TAX BENEFIT                          251             13             --                  264
GOODWILL                                                        83            167            233                  483
                                                                                                 <F2>
                                                                                                 <F3>
                                                                                                 <F4>
                                                                                                 <F5>
OTHER ASSETS                                                   189             30            (10)<F2>             209
                                                                                                 <F3>
                                                            ------           ----          -----               ------
TOTAL ASSETS                                                $3,033           $619          $ 250               $3,902
                                                            ======           ====          =====               ======

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable                                            $  296           $ 45          $  --               $  341
Accrued liabilities                                            527             43              3 <F5>             573
Short-term debt                                                 76             11            669 <F2>             756
                                                            ------           ----          -----               ------
TOTAL CURRENT LIABILITIES                                      899             99            672                1,670

LONG-TERM DEBT                                                 597            444           (440)<F2>             601
POSTRETIREMENT LIABILITIES                                     970             21             --                  991
OTHER LIABILITIES                                              497             71              2 <F2>             570
                                                                                                 <F4>
                                                                                                 <F5>

SHAREHOLDERS' EQUITY (DEFICIT):
Common stock                                                     1              4             (4)<F1>               1
Additional contributed capital                                (137)            10            (10)<F1>            (137)
Treasury stock                                                (200)            --             --                 (200)
Unearned ESOP shares                                           (21)            --             --                  (21)
Accumulated other comprehensive income                          --             (2)             2 <F1>              --
Reinvested earnings                                            427            (28)            28 <F1>             427
                                                            ------           ----          -----               ------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                            70            (16)            16                   70
                                                            ------           ----          -----               ------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)        $3,033           $619          $ 250               $3,902
                                                            ======           ====          =====               ======

See accompanying notes to unaudited pro forma combined condensed statement of financial position.



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NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF FINANCIAL
                 POSITION AS OF SEPTEMBER 30, 1999


The pro forma adjustments to the Unaudited Pro Forma Combined Condensed Statement of Financial Position were made to reflect the following:

[FN]
<F1>    To record the write-off of Viking Resins' historical equity.

<F2>    To record Solutia's issuance of $669 million of commercial paper to fund the acquisition of Viking Resins, the refinancing of debt assumed, as required by the purchase and sale agreements, and the write-off of capitalized debt finance costs and accrued interest payable related to the debt refinanced.

<F3>    To record the excess of the purchase price of Viking Resins over the fair market value of Viking Resins net assets, and to adjust Viking Resins net assets acquired to estimated fair market values.

<F4>    To record liabilities assumed in the acquisition.

<F5>    To record deferred taxes related to Notes (3) and (4) above, based on an effective tax rate of 32%.






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
                            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                               (DOLLARS IN MILLIONS)
                                                                   HISTORICAL
                                                           --------------------------
                                                                            VIKING        PRO FORMA          PRO FORMA
                                                            SOLUTIA         RESINS       ADJUSTMENTS          COMBINED
                                                           ------------------------------------------------------------
NET SALES                                                   $2,094           $382           $(11)<F4>          $2,465
Cost of goods sold                                           1,613            278              2 <F1>           1,893
                                                            ------           ----           ----               ------
GROSS PROFIT                                                   481            104            (13)                 572
Marketing expenses                                             108             25            (11)<F4>             122
Administrative expenses                                         91             25             --                  116
Technological expenses                                          58             12             --                   70
Amortization expense                                             2              7              8 <F1>              17
                                                            ------           ----           ----               ------
OPERATING INCOME                                               222             35            (10)                 247
Equity income from affiliates                                   26             --             --                   26
Interest expense                                               (30)           (31)             3 <F2>             (58)
Other income (expense) - net                                    10              1             --                   11
                                                            ------           ----           ----               ------
INCOME BEFORE INCOME TAXES                                     228              5             (7)                 226
Income taxes                                                    73             10             (2)<F3>              81
                                                            ------           ----           ----               ------
NET INCOME (LOSS)                                           $  155           $ (5)          $ (5)              $  145
                                                            ======           ====           ====               ======

BASIC EARNINGS PER SHARE                                     $1.40                                              $1.31
                                                             =====                                              =====
DILUTED EARNINGS PER SHARE                                   $1.34                                              $1.25
                                                             =====                                              =====
Weighted-average equivalent shares (in millions):
Basic                                                        111.1                                              111.1
Effect of dilutive securities:
Common share equivalents - common stock
   issuable upon exercise of outstanding stock
   options                                                     4.5                                                4.5
                                                             -----                                              -----
Diluted                                                      115.6                                              115.6
                                                             =====                                              =====

                            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                       FOR THE YEAR ENDED DECEMBER 31, 1998
                                               (DOLLARS IN MILLIONS)
                                                                   HISTORICAL
                                                          ----------------------------
                                                                            VIKING        PRO FORMA          PRO FORMA
                                                            SOLUTIA         RESINS       ADJUSTMENTS          COMBINED
                                                          -------------------------------------------------------------
NET SALES                                                   $2,835           $533           $(15)<F4>          $3,353
Cost of goods sold                                           2,085            384              2 <F1>           2,471
                                                            ------           ----           ----               ------
GROSS PROFIT                                                   750            149            (17)                 882
Marketing expenses                                             145             61            (15)<F4>             191
Administrative expenses                                        136             30             --                  166
Technological expenses                                          83             20             --                  103
Amortization expense                                            --              2             18 <F1>              20
                                                            ------           ----           ----               ------
OPERATING INCOME                                               386             36            (20)                 402
Equity income from affiliates                                   25             --             --                   25
Interest expense                                               (43)            (8)           (30)<F2>             (81)
Other income (expense) - net                                     7              2             --                    9
                                                            ------           ----           ----               ------
INCOME BEFORE INCOME TAXES                                     375             30            (50)                 355
Income taxes                                                   126             12            (17)<F3>             121
                                                            ------           ----           ----               ------
NET INCOME                                                  $  249           $ 18           $(33)              $  234
                                                            ======           ====           ====               ======

BASIC EARNINGS PER SHARE                                     $2.16                                              $2.03
                                                             =====                                              =====
DILUTED EARNINGS PER SHARE                                   $2.03                                              $1.91
                                                             =====                                              =====

Weighted-average equivalent shares (in millions):
Basic                                                        115.5                                              115.5
Effect of dilutive securities:
Common share equivalents - common stock
   issuable upon exercise of outstanding stock
   options                                                     7.3                                                7.3
                                                             -----                                              -----
Diluted                                                      122.8                                              122.8
                                                             =====                                              =====

See accompanying notes to unaudited pro forma combined condensed statements of income.


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  NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                    AND THE YEAR ENDED DECEMBER 31, 1998


The pro forma adjustments to the Unaudited Pro Forma Combined Condensed Statements of Income were made to reflect the following:

[FN]
<F1>    To record additional depreciation and amortization expense resulting from the fair market value adjustments to property, plant and equipment and goodwill recorded in connection with the acquisition.

<F2>    To record interest expense related to the issuance of $669 million of commercial paper to fund the acquisition.

<F3>    To record the income tax effects of the tax-deductible pro forma adjustments in Notes 1 and 2, based on an effective tax rate of 32.0% for the nine months ended September 30, 1999, and 33.6% for the year ended December 31, 1998.

<F4>    To reclassify to conform to Solutia's presentation.




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                             SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                 SOLUTIA INC.
                        ---------------------------------------------
                                 (Registrant)

                                 /s/ James M. Sullivan
                        ---------------------------------------------
                                 Vice President and Controller
                                 (Principal Accounting Officer)





DATE: March 6, 2000



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                           EXHIBIT INDEX

        These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit
Number                         Description
-------                        -----------

2       1.   Agreement, dated November 10, 1999, for the sale and
             purchase of class A shares, preference shares and loan stock and the cancellation of warrants in Viking Resins
             Group Holdings B.V. between (a) Solutia Inc., as purchaser, (b) the holders of the A shares, preference shares and loan stock as sellers, and (c) the warrantholders, plus identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request (incorporated herein by reference to Exhibit 2.1 of Solutia's Form 8-K filed
             January 4, 2000).

        2. Agreement, dated December 22, 1999, for the sale and purchase of class B shares in Viking Resins Group Holdings B.V. between Helmut Strametz, as seller and Solutia Inc., as purchaser, plus (a) identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request and (b) a schedule identifying substantially identical documents between Solutia Inc. and the other minority shareholders (incorporated herein by reference to Exhibit 2.2 of Solutia's Form 8-K filed January 4, 2000).

        3. Agreement, dated December 21, 1999, for the sale and purchase of class B shares in Viking Resins Group Holdings B.V. between Heinrich Otto Geidt, as seller and Solutia Inc., as purchaser, plus identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request (incorporated herein by reference to Exhibit 2.3 of Solutia's Form 8-K filed January 4, 2000).

23      1.   Consent of Deloitte & Touche Accountants.

99      1.   Financial statements of Viking Resins Group Holdings B.V. and subsidiaries as of and for the nine months ended September 30, 1999.

        2. Press release dated December 22, 1999, issued by Solutia Inc., announcing the completion of Solutia's acquisition of the Vianova Resins business (incorporated herein by reference to Exhibit 99.1 of Solutia's Form 8-K filed January 4, 2000).

        3. Press release dated November 11, 1999, issued by Solutia Inc., announcing Solutia's agreement to acquire the Vianova Resins business (incorporated by reference to Exhibit 99.1 of Solutia's Form 8-K filed November 12,
             1999).